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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  September 28, 2004

                                  MetLife, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-15787                                      13-4075851
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    (Commission File Number)                   (IRS Employer Identification No.)


      200 Park Avenue, New York, New York                         10166
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   (Address of Principal Executive Offices)                    (Zip Code)

                                  212-578-2211
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

On September 28, 2004, the Board of Directors of MetLife, Inc. (the "Company"), approved the terms of an Agreement, Waiver and General Release (the "Agreement") between Stewart G. Nagler and MetLife Group, Inc., a wholly-owned subsidiary of the Company, regarding the cessation of Mr. Nagler's employment.

Mr. Nagler has been Vice Chairman of the Board of the Company since September 1999, and Vice Chairman of the Board of Metropolitan Life Insurance Company, a wholly-owned subsidiary of the Company, since July 1998. Pursuant to the Agreement, Mr. Nagler's employment and his directorships with such entities have been terminated effective August 31, 2004.

Under the Agreement, the Board of the Company will recommend that Mr. Nagler receive a lump sum payment of $800,000 under the Company's Annual Variable Incentive Plan ("AVIP"), which would be paid at the next time payments are made to all other participants in the AVIP. The Agreement also provides for (i) a lump sum payment of $223,334 and (ii) an enhancement to his total pension benefit aggregating approximately $243,000, resulting from calculating such benefit as if he had reached age 62 at the time of retirement rather than his actual age at the time of retirement, age 61 and 7 months, both amounts payable shortly after the date the Board approved the Agreement.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) The text of Item 1.01 of this Current Report on Form 8-K is incorporated in its entirety into this Item 5.02 by reference thereto.

Item 8.01 Other Events.

On September 28, 2004, MetLife, Inc., a Delaware corporation, issued a press release announcing that the Board of Directors had declared an annual dividend for 2004 of $0.46 per common share. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



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Item 9.01 Financial Statements and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits.

         99.1 Press release of MetLife, Inc., dated September 28, 2004, announcing the declaration of the annual dividend on its common stock.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                METLIFE, INC.

                                By:   /s/ Gwenn L. Carr
                                      ------------------------------------------
                                      Name: Gwenn L. Carr
                                      Title: Senior Vice-President and Secretary

Date: September 30, 2004



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                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number        Exhibit
-------       -------

99.1 Press release of MetLife, Inc., dated September 28, 2004, announcing the declaration of the annual dividend on its common stock.